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                                                                   Exhibit 10.21

      INDEMNITY AGREEMENT dated as of May 20, 1998 (the "Agreement") by and among BANC ONE CAPITAL HOLDINGS CORPORATION ("BOCHC"), a corporation organized and existing under the laws of the State of Ohio; PIONEER REAL ESTATE ADVISORS, INC. ("PREA"), a corporation organized and existing under the laws of the State of Delaware; THE PIONEER GROUP, INC. ("TPG"), a corporation organized and existing under the laws of Delaware; PBO PROPERTY FUND, L.L.C. (the "Fund"), a limited liability company formed and existing under the laws of the State of Delaware; PBO PROPERTY CAPITAL, L.L.C. (the "Managing Member"), a limited liability company formed and existing under the laws of the State of Delaware; and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"), an agency of the United States of America. (PREA and TPG are sometimes referred to herein collectively as "Pioneer." BOCHC, PREA and TPG are sometimes referred to herein collectively as the "Indemnitors" and individually as an "Indemnitor.")

                              W I T N E S S E T H:

      WHEREAS, the Indemnitors, directly or indirectly, own member interests in the Fund, which they have formed to seek to achieve current income and long term capital gains for its members by investing in companies directly or indirectly organized by it to acquire and develop light industrial, manufacturing, commercial, office, distribution, warehouse, certain hotel and retail real property and related real estate assets in Central and Eastern Europe and in the New Independent States (each as defined by reference below), and to lease such properties on a long-term basis to U.S. and other international financially responsible tenants or to sell such properties to U.S. and other international financially responsible purchasers;

      WHEREAS, to obtain financing for the Fund's investments and operations, the Fund, the Managing Member, PBO Holdings, L.L.C. and OPIC are contemporaneously herewith entering into an Amended and Restated Finance Agreement dated as of the date hereof (the "Finance Agreement") pursuant to which OPIC has agreed to provide the Fund with a credit facility in the amount of up to U.S. $160,000,000 (the "Loan"), subject to certain terms and conditions, including, without limitation, that each of the Indemnitors execute, deliver and comply with this Agreement; and

      WHEREAS, to induce OPIC to provide the Loan, which will be of material benefit to each of the Indemnitors, each Indemnitor wishes to reimburse OPIC and the Fund for certain costs and expenses, and to defend, indemnify and hold harmless OPIC, all other Indemnified Persons (as defined herein) and the Fund against, and contribute to the satisfaction, payment and discharge of, certain OPIC Losses and Fund Losses (each as defined herein), in each case in accordance with the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree as follows:

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      SECTION 1. DEFINITIONS; INTERPRETATION.

            (a) All capitalized terms used in this Agreement, including, without limitation, the recitals hereto, and not otherwise defined herein shall have the meanings assigned thereto in the Finance Agreement.

            (b) In this Agreement, unless otherwise indicated or otherwise required by the context:

                  (i) reference to and the definition of any document
            (including, without limitation, this Agreement) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time;

                  (ii) the section headings and other captions in this Agreement are for the purpose of reference only and do not limit or affect its meaning;

                  (iii) reference to any individual, corporation, partnership, limited liability company or other Person shall be deemed a reference to such individual, corporation, partnership, limited liability company or other Person together with its permitted successors and assigns from time to time;

                  (iv) the words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision or Section of this Agreement;

                  (v) phrases such as "approved by OPIC", and other phrases of similar import authorize and permit OPIC to approve, disapprove, act or decline to act in its sole discretion; and

                  (vi) the word "reasonable" (and words of similar import) in any context herein applicable to any actions or determinations by OPIC shall mean reasonable for OPIC, taking into account the prevailing facts and circumstances, OPIC's generally applicable internal policy guidelines at that time, OPIC's nature as a governmental and not a commercial entity, and the obligations imposed on OPIC pursuant to the Foreign Assistance Act of 1961, as amended.

      SECTION 2. OPIC REIMBURSEMENT.

            (a) OBLIGATION TO PAY OR REIMBURSE. Each of BOCHC and Pioneer shall, on a several but not joint basis, promptly pay or reimburse OPIC for fifty percent (50%) of all costs and expenses incurred by OPIC (x) prior to, on or after the date hereof, in the case of those costs and expenses identified in clause (i) below, and (y) on or after the date hereof, in the case of all other costs and expenses, in each case in connection with the negotiation, preparation, execution,


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implementation and enforcement of this Agreement, the Finance Agreement and all other Financing Documents, including, without limitation:

                  (i) all fees and expenses (including, without limitation, all reasonable fees and expenses of outside counsel, business and real estate advisors and other consultants) incurred by OPIC in connection with negotiating and preparing this Agreement, the Finance Agreement, the Notes and each other Financing Document;

                  (ii) all fees and expenses (including, without limitation, all reasonable fees and expenses of outside counsel, business and real estate advisors and other consultants) incurred by OPIC in connection with:

                        (A) establishing, preserving in full force and effect,
            or enforcing its rights or remedies under the Finance Agreement, this Agreement, the Notes and each other Financing Document;

                        (B) establishing, perfecting, recording, registering,
            evidencing, acknowledging or authenticating the Liens granted or to be granted under, by or pursuant to the Security Documents;

                        (C) modifying, amending or waiving any provision of the
            Finance Agreement, this Agreement or any other Financing Document;
            or

                        (D) collecting any amount due under the Finance
            Agreement, the Notes, this Agreement or any other Financing
            Document;

                  (iii) all fees and expenses of any Collateral Agent under each Security Document;

                  (iv) all costs of reproducing documents and binding post-closing document transcripts (including up to five copies thereof for OPIC); and

                  (v) all travel expenses incurred by OPIC in connection with the attendance of OPIC's representative at meetings of committees and other bodies of the Fund or of any other Financing Party where OPIC is entitled to representation or attendance.

            (b) TIME FOR PAYMENT OR REIMBURSEMENT.

                  (i) Each amount subject to payment or reimbursement under this
      Section 2 shall be due and payable upon the receipt by BOCHC or Pioneer, as the case may be, of OPIC's reasonably itemized request for payment or reimbursement thereof, subject to the requirements of Section 5 hereof.


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                  (ii) Notwithstanding any other provision of this Agreement, the fees and expenses of Jones Lang Wootton European Advisory Services Ltd. ("JLW") which are subject to payment or reimbursement under this
      Section 2 shall be limited to those specified in the Letter Agreement dated May 20, 1998 (the "JLW Engagement Letter") between OPIC and JLW, as the JLW Engagement Letter may be renewed or amended from time to time by OPIC and JLW in accordance with its terms, without the necessity of prior notice thereof to, or the approval thereto of, any of the Indemnitors, except as expressly provided in this Section 2(b)(ii). If any amendment of the JLW Engagement Letter would have the effect of materially increasing the amount of fees or expenses for which the Indemnitors are liable under this Section 2, such amendment shall be effected only with the approval of the Indemnitors, which approval shall not be unreasonably withheld.

      SECTION 3. OPIC AND INDEMNIFIED PERSON INDEMNITY AND CONTRIBUTION.

            (a) OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS. To the extent permitted by law, each of BOCHC and Pioneer shall, on a several but not joint basis, defend, indemnify and hold harmless OPIC and its directors, officers, employees, agents, counsel, advisors, subsidiaries and affiliates (collectively, the "Indemnified Persons" and, individually, an "Indemnified Person") from and against, and shall contribute to the payment, satisfaction and discharge of, any and all losses, liabilities, claims, obligations, damages, penalties, actions, causes of action, judgments, assessments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable legal fees and expenses, but excluding Qualified Taxes (collectively, the "OPIC Losses" and, individually, an "OPIC Loss"), in an amount equal to fifty percent (50%) thereof, that may be imposed on, incurred by, or asserted against OPIC or any other Indemnified Person based on, in connection with, or arising out of:

                  (i) any claim by a third party (which shall in no event include a Guaranteed Party under the OPIC Guaranty in its capacity as such) that OPIC is responsible for any obligations of any Financing Party in connection with the transactions contemplated to be undertaken by any Financing Party, BOCHC, Pioneer or any of its respective Affiliates under or pursuant to the Finance Agreement or any other Financing Document, and/or the use or intended use of the proceeds of the Loan and/or the Equity Commitments in connection with such transactions; or

                  (ii) any untrue statement (or alleged untrue statement) of a material fact contained in the Offering Memorandum or any other offering or selling material (collectively, the "Offering Materials") used by BOCHC, Pioneer or any of its respective Affiliates to offer and/or sell to one or more third parties any interests in the Fund, the Managing Member or any other Person formed by BOCHC, Pioneer or any of its respective Affiliates to hold, directly or indirectly, any interest in the Fund (a "Fund Interest Holding Entity"), or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by BOCHC, Pioneer, the Fund, any other Financing Party


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      or any of its respective Affiliates of the Securities Act of 1933, as amended, any state securities law or any rule or regulation thereunder in connection with the offer, sale, transfer, exchange or other disposition of any interests in the Fund, the Managing Member or any Fund Interest Holding Entity to any one or more third parties (each of the foregoing items in this clause (ii) being sometimes referred to herein as a "Securities Law Claim").

            (b) LIMITATION ON INDEMNITY. Notwithstanding anything to the contrary in this Agreement, BOCHC and Pioneer shall not be liable for any OPIC Losses to the extent that a court or arbitral tribunal with jurisdiction over the subject matter of the OPIC Loss, OPIC and each other Indemnified Person in connection with such subject matter determines in a proceeding at which OPIC and each such other Indemnified Person had an adequate opportunity to defend its interest, which determination is not subject to further appeal (any such determination, a "Final Judicial Determination"), that such OPIC Losses (1) resulted from the gross negligence or willful misconduct of OPIC or any other Indemnified Person, or (2) arose out of any untrue statement or omission in the Offering Materials accurately based upon written information regarding OPIC furnished to BOCHC, Pioneer or any Financing Party by OPIC or any other Indemnified Person and stated to be specifically for use (or delivered in response to a request by BOCHC, Pioneer, the Fund or any Financing Party which states that such material is to be used) in the Offering Materials.

            (c) NOTICE OF CLAIMS FOR INDEMNIFICATION.

                  (i) Each Indemnified Person shall notify BOCHC and Pioneer promptly after such Indemnified Person has actual knowledge of any claim as to which indemnification may be sought under this Section 3.

                  (ii) The failure of any Indemnified Person to give notice of any claim as provided herein shall not relieve either BOCHC or Pioneer of its obligations under this Agreement unless such failure materially prejudices the opportunity of such Indemnitor to defend against such claim.

                  (iii) Each Indemnified Person may, in its sole discretion, permit either BOCHC or Pioneer or its counsel to conduct the defense of any claim as to which indemnification may be sought under this Section 3, including, without limitation, any litigation based thereon or resulting therefrom. Neither BOCHC nor Pioneer shall, in the defense of any such claim or litigation, except with the prior written consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation alleged by such claimant or plaintiff. Each Indemnified Person shall furnish such information regarding itself or the claim in question as each of BOCHC or Pioneer may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim, including, without limitation, any litigation based thereon or resulting therefrom.


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            (d) RIGHT OF CONTRIBUTION.

                  (i) To provide for just and equitable contribution, if

                        (A) an Indemnified Person makes a claim for
            indemnification pursuant to Section 3(a) hereof but it is found in a Final Judicial Determination that such indemnification may not be enforced in such case for reasons other than the gross negligence or wilful misconduct of any Indemnified Person, even though this Agreement expressly provides for indemnification in such case, or

                        (B) any Indemnified Person seeks contribution,

      then each of BOCHC and Pioneer shall, on a several but not joint basis, contribute to the satisfaction, payment and discharge of the OPIC Losses to which any Indemnified Person may be subject, so that each of BOCHC and Pioneer is responsible for the percentage thereof equal to (x) fifty percent (50%) less (y) one-half (1/2) of the percentage of aggregate cumulative Cash Flow theretofore distributed to OPIC for payment of the Deferred Guaranty Fee as contemplated by the Finance Agreement; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations, such as the relative fault of BOCHC, Pioneer or any of its respective Affiliates, on the one hand, and the Indemnified Person, on the other hand, in the aggregate, in connection with the facts which resulted in such OPIC Losses, shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by BOCHC, Pioneer or any of its respective Affiliates, on the one hand, or by OPIC, on the other hand, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. BOCHC, Pioneer and OPIC agree and acknowledge that it would be unjust and inequitable if the obligations provided herein for contribution were determined by pro rata or per capita allocation of the aggregate OPIC Losses (even if OPIC and all other Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 3(d).

                  (ii) In no case shall OPIC and all other Indemnified Persons, in the aggregate, be responsible or otherwise liable for the payment of more than five percent (5 %) of the amount of any OPIC Loss subject to indemnification and contribution under this Section 3. This Section 3 is not intended to supersede any right to contribution under the Securities Act of 1933, as amended, or otherwise.


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      SECTION 4. FUND REIMBURSEMENT, INDEMNITY AND CONTRIBUTION.

            (a) OBLIGATION TO PAY OR REIMBURSE. Each of BOCHC and Pioneer agrees that all costs and expenses incurred in connection with the offering and sale of interests in the Fund, including, without limitation, such costs and expenses incurred in connection with the preparation and use of the Offering Materials and in connection with any sale, transfer, exchange or other disposition of an interest in the Fund to any one or more third parties (all of the foregoing, collectively, the "Offering and Sale Expenses") are not Permitted Expenses and shall be borne solely by BOCHC and Pioneer and not by the Fund. Each of BOCHC and Pioneer shall, on a several but not joint basis, promptly pay or reimburse the Fund for fifty percent (50%) of all costs and expenses (including, without limitation, all fees and expenses of outside counsel, business and real estate advisors and other consultants), if any, incurred by the Fund prior to, on or after the date hereof which are Offering and Sale Expenses. Each amount subject to payment or reimbursement under this Section 4(a) shall be due and payable upon the receipt by BOCHC or Pioneer, as the case may be, of a reasonably itemized request from the Fund for payment or reimbursement thereof.

            (b) OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS. To the extent permitted by law, each of BOCHC and Pioneer shall, on a several but not joint basis, defend, indemnify and hold harmless the Fund from and against, and shall contribute to the payment, satisfaction and discharge of, any and all losses, liabilities, claims, obligations, damages, penalties, actions, causes of action, judgments, assessments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, legal fees and expenses but excluding Qualifying Taxes (collectively, the "Fund Losses" and, individually, a "Fund Loss"), in an amount equal to fifty percent (50%) thereof, that may be imposed on, incurred by, or asserted against the Fund based on, in connection with, or arising out of any untrue statement (or alleged untrue statement) of a material fact contained in the Offering Materials used by BOCHC, Pioneer or any of its respective Affiliates, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Indemnitor, any Financing Party or any of its respective Affiliates of the Securities Act of 1933, as amended, any state securities law or any rule or regulation thereunder in connection with the offer, sale, transfer, exchange or other disposition of an interest in the Fund to any one or more third parties.

            (c) NOTICE OF CLAIMS FOR INDEMNIFICATION.

                  (i) The Fund shall notify BOCHC and Pioneer promptly after it has actual knowledge of any claim as to which indemnification may be sought under Section 4 hereof.

                  (ii) The failure of the Fund to give notice of any claim as provided herein shall not relieve either of BOCHC or Pioneer of its obligations under this Agreement.


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                  (iii) The Fund may, in its sole discretion, permit either of
      BOCHC or Pioneer or its counsel to conduct the defense of any claim as to which indemnification may be sought under Section 4(b) hereof, including, without limitation, any litigation based thereon or resulting therefrom. Neither BOCHC nor Pioneer shall, in the defense of any such claim or litigation, except with the prior written consent of the Independent Advisory Board Committee, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the execution and delivery by the claimant or plaintiff to the Fund of a release from all liability in respect to such claim or litigation alleged by such claimant or plaintiff. The Fund shall furnish such information regarding itself or the claim in question as each of BOCHC or Pioneer may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim, including without limitation, any litigation based thereon or resulting therefrom.

            (d) RIGHT OF CONTRIBUTION.

                  (i) To provide for just and equitable contribution, if

                        (A) the Fund makes a claim for indemnification pursuant
            to Section 4(b) hereof but it is found in a Final Judicial Determination that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or

                        (B) the Fund seeks contribution,

      then each of BOCHC and Pioneer shall, on a several but not joint basis, contribute to the satisfaction, payment and discharge of the Fund Losses to which the Fund may be subject, so that each of BOCHC and Pioneer is responsible for the percentage thereof equal to fifty percent (50%); provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations, such as the relative fault of BOCHC and Pioneer, on the one hand, and the Fund, on the other hand, in connection with the facts which resulted in such Fund Losses, shall also be considered, taking into account the level of control exercised by BOCHC and Pioneer over the operation of the Fund and the benefit derived or to be derived by BOCHC and Pioneer from use of the Offering Materials. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined in light of, among other factors, BOCHC's and Pioneer's level of control over the preparation, dissemination and use of the Offering Materials, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by BOCHC, Pioneer or any of its respective Affiliates, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. BOCHC, Pioneer and the Fund agree and acknowledge that it would be unjust and inequitable if the obligations provided herein for contribution were determined by pro rata or per capita allocation of the aggregate Fund Losses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 4(d).


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                  (ii) This Section 4(d) is not intended to supersede any right to contribution under the Securities Act of 1933, as amended, or otherwise.

            (e) ACTION BY INDEPENDENT ADVISORY BOARD COMMITTEE. The Fund and the Managing Member acknowledge that all decisions made, and all actions taken, with respect to the Fund's rights and obligations under Section 4 hereof shall be determined by the Independent Advisory Board Committee.

      SECTION 5. PRIOR OPIC DEMAND ON FINANCING CREDIT PARTIES. To the extent that OPIC or any other Indemnified Person shall be entitled to payment, reimbursement, indemnification, contribution or other performance by or from any Financing Credit Party under the Finance Agreement or any other Financing Document for any matter in respect of which OPIC or such other Indemnified Person shall also be entitled to payment, reimbursement, indemnification, contribution or such other performance by or from either of BOCHC or Pioneer under Section 2 or 3 hereof (other than any matter (x) in respect of which the Fund may also be entitled to payment, reimbursement, indemnification or such other performance by or from either of BOCHC or Pioneer under Section 4 hereof, including, without limitation, any Securities Law Claim), or (y) involving the gross negligence, willful misconduct or fraud of any of the Fund, the Managing Member, the Fund Manager, if any, or either of BOCHC or Pioneer), OPIC or such other Indemnified Person, as the case may be, (i) shall request payment, reimbursement, indemnification, contribution or such other performance by or from such Financing Credit Party prior to making any demand for or requiring payment, reimbursement, indemnification, contribution or such other performance by or from either of BOCHC or Pioneer under Section 2 or 3 hereof, and (ii) shall not request or require payment, reimbursement, indemnification, contribution or such other performance by or from either of BOCHC or Pioneer under Section 2 or 3 hereof until at least thirty (30) days after making a similar request in writing for payment, reimbursement, indemnification, contribution or such other performance by or from any Financing Credit Party under the Finance Agreement or any other Financing Document and pursuant to which similar request OPIC has not received all of such payment, reimbursement, indemnification, contribution or other performance.

      SECTION 6. SCOPE OF LIABILITY.

            (a) JOINT AND SEVERAL LIABILITY. The obligations of PREA and TPG under this Agreement shall be joint and several as between each such party. The obligations of BOCHC, on the one hand, and Pioneer, on the other hand, under this Agreement shall be several but not joint as between each such party or parties.

            (b) NO GUARANTEE. No provision of this Agreement is intended, or shall be construed or interpreted, to constitute a guarantee by BOCHC or Pioneer of the Notes or the Loans.


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

            (c) LIABILITIES OF BOCHC AND PIONEER. Except as otherwise provided herein or in the Organizer Interest Pledge, Assignment and Security Agreement dated as of the date hereof (the "Organizer Interest Pledge Agreement") by and among the Fund, the Managing Member, BOCHC, PREA, TPG, OPIC and State Street Bank and Trust Company, and except as may be otherwise provided under applicable law, OPIC agrees that none of (i) BOCHC, (ii) Pioneer, (iii) the directors, officers, employees, agents or representatives of BOCHC or Pioneer, other than any such agent or representative which is a Financing Credit Party, or (iv) the shareholders of BOCHC or Pioneer, shall be obligated personally for the debts, obligations and liabilities of the Fund to OPIC under the Finance Agreement, the Notes or any other Financing Documents.

            (d) ORIGINAL INDEMNITY AGREEMENT. OPIC hereby agrees and confirms that neither BOCHC nor Pioneer has any obligation or liability whatsoever to OPIC under or arising out of the Indemnity Agreement dated June 14, 1996 by and among OPIC, CEENIS Investor Fund, L.P., CEENIS Property Fund, L.P., Steve Green, Joseph J. Dempsey, Jr. and Auburndale Properties, Inc.

      SECTION 7. CERTAIN ACTIVITIES OF BOCHC, PIONEER AND AFFILIATES. Until the earlier of (a) the last day of the Investment Period, or (b) the date on which the sum of the amounts (without duplication) (i) invested by the Financing Credit Parties in Portfolio Securities, (ii) applied by the Financing Credit Parties to pay Permitted Expenses in accordance with the Finance Agreement, and
(iii) committed to be invested by the Financing Credit Parties in Portfolio Securities or in the development of Projects (in either case approved by OPIC) and which such commitments, if not fulfilled, would subject the Fund to a material penalty, a material economic loss or material damages, equals at least 75% of Available Capital, none of BOCHC, TPG, PREA or any of its respective Affiliates shall organize, sponsor or manage any new private investment fund having primary investment objectives in Central and Eastern Europe or the NIS substantially similar to the Investment Objectives of the Fund.

      SECTION 8. SUBROGATION; SUBORDINATION

            (a) WAIVER OF SUBROGATION. Each of BOCHC and Pioneer waives all rights of subrogation with respect to the Fund and each other Financing Party in connection with any cost or expense paid or reimbursed to OPIC hereunder and any OPIC Loss with respect to which indemnification or contribution is made to OPIC or any other Indemnified Person hereunder, until all indebtedness and liabilities of the Fund, each other Financing Party and each of BOCHC and Pioneer to OPIC and the other Indemnified Persons under the Financing Documents (other than the Deferred Guaranty Fee) shall have been satisfied, paid and discharged in full; provided, however, that, in addition to the foregoing waivers, each of BOCHC and Pioneer irrevocably waives, at all times and for all purposes, all rights to repayment by, including, without limitation, all rights of subrogation with respect to, the Fund and each other Financing Party in connection with (i) any cost or expense which is paid or reimbursed to OPIC under Section 2 or 3 hereof and as to which there exists a Fund Loss which is also subject to payment or reimbursement by either BOCHC or Pioneer to the Fund under Section 4 hereof and (ii) any OPIC Loss with respect to which indemnification or contribution is made to OPIC or any other Indemnified Person under Section 2 or 3 hereof and as to which there exists a Fund Loss which is also subject to indemnification or contribution by either BOCHC or Pioneer under Section 4 hereof.

            (b) SUBORDINATION. Each of BOCHC and Pioneer acknowledges that all rights which it may have in respect to the repayment by the other Indemnitor, the Fund or any other Financing Party of any amounts paid or reimbursed hereunder to OPIC or any other Indemnified Person are subject to the Subordination Agreement.

      SECTION 9. OPIC RIGHT TO MAKE CAPITAL CALLS. Section 2.4(c) of the Organizer Interest Pledge Agreement gives OPIC the right, in the event the Fund has made an investment in a Project with respect to which construction has commenced but has not been completed, upon the occurrence and during the continuance of an Event of Default, to issue, or cause the Managing Member and PREA to issue, one or more notices of drawdown and contribution notices, respectively, for the purpose of causing the Members, on the one hand, and PREA and BOCHC, on the other hand, to make certain capital contributions to the Fund and the Managing Member, respectively. Except as provided in said Section 2.4(c), neither OPIC nor any Person claiming by, through or under OPIC shall have the right to cause any Member or any member of the Managing Member to make
(a) a capital contribution to the Fund or the Managing Member that has not theretofore been called pursuant to a notice of drawdown or contribution notice issued by the Managing Member (while controlled by PREA and BOCHC or any of their respective Affiliates) or PREA, as applicable, or (b) any loan to the Fund or the Managing Member, pursuant to the Charter Documents of the Fund or the Managing Member or any other agreement or otherwise, whether to repay the Notes or the Loan or for any other purpose; provided, however, that the foregoing shall not limit any obligations of (i) PREA, TPG or BOCHC under this Agreement, the Subordination Agreement or the Organizer Interest Pledge Agreement, (ii) any Member to return to the Fund any distributions which it has received that were made in violation of any Financing Document or applicable law, or (iii) OPIC's rights under any Financing Document or applicable law to enforce any such obligations.

      SECTION 10. MISCELLANEOUS.

            (a) NOTICES. Each report, demand, notice and other communication to be given under this Agreement (a "Notice") shall be in writing in the English language, be delivered by hand, overnight courier, registered or certified mail (with all postage thereon prepaid), telegram, or facsimile and be deemed to have been duly given when received by the addressee, or if sent by facsimile upon transmission to the below specified number with confirmation of same (or on the immediately succeeding Business Day, if received or transmitted either on a day which is not a Business Day or after 5:00 p.m. on a day which is a Business Day, in either case in the city where the principal office of the recipient is situated), as follows:

            If to any of BOCHC, Pioneer, the Fund or the Managing Member:

                  Banc One Capital Holdings Corporation
                  OHI 0340
                  1101 30th Street, N.W.
                  Suite 200
                  Washington, DC 20007
                  Facsimile:  (202) 333-1158
                  Telephone:  (202) 337-6300
                  Attn: Mr. William A. Delphos, Managing Director

                  and to:

                  Pioneer Real Estate Advisors, Inc.
                  60 State Street
                  Boston, MA 02109
                  Facsimile:  (617) 422-4286
                  Telephone:  (617) 422-4804
                  Attn: Mr. Stephen G. Kasnet, President

                  and to:

                  The Pioneer Group, Inc.
                  60 State Street
                  Boston, MA 02109
                  Facsimile: (617) 422-4293
                  Telephone: (617) 422-4981
                  Attn: Robert P. Nault

            If to OPIC:

                  Overseas Private Investment Corporation
                  1100 New York Ave., N.W.
                  Washington, D.C. 20527
                  Attn: Administrator, Investment Funds Department
                  Telephone:  (202) 336-8507
                  Facsimile:  (202) 842-5194

Any party, by written notice to the others, may change the address to which such communications should be sent to it. In the event that any Notice relates to any party's rights and obligations under Section 4 or 10(g) hereof, a copy of such Notice shall also be sent to the Chairman of the Independent Advisory Board Committee at the address specified from time to time by the Independent Advisory Board Committee and furnished in writing to all parties hereto.

            (b) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

            (c) INDEPENDENT OBLIGATIONS; WAIVER OF JOINDER.

                  (i) The obligations of each of BOCHC and Pioneer hereunder are independent from the obligations of the other Indemnitor hereunder, and each of BOCHC's and Pioneer's obligations hereunder shall become effective upon delivery by such Indemnitor of its or their counterpart or counterparts of this Agreement, notwithstanding any delivery or failure of delivery or breach of any provision hereof by the other Indemnitor.

                  (ii) Each of BOCHC and Pioneer hereby waives: (1) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor and any other notice with respect to this Agreement not otherwise expressly required by the terms hereof, (2) any requirement that OPIC, any other Indemnified Person or the Fund exhaust any right or, except as expressly provided in Section 5 hereof, take any action against the other Indemnitor, any Financing Party or any other Person or any collateral, and (3) any requirement that the other Indemnitor, any Financing Party or any other Person be joined in any action or proceeding hereunder. Should OPIC, any other Indemnified Person or the Fund seek to enforce the obligations of either BOCHC or Pioneer hereunder by action in any court or arbitral proceeding, each of BOCHC and Pioneer waives any requirement, substantive or procedural, (x) that a judgment or award previously be rendered against the other Indemnitor, any Financing Party or any other Person, (y) that any action or proceeding be brought against the other Indemnitor, any Financing Party or any other Person, or (z) that the other Indemnitor, any Financing Party or any other Person be joined in such action or proceeding. Such waiver shall be without prejudice to the right of OPIC, any other Indemnified Person or the Fund, at its option, to proceed against each of BOCHC and Pioneer, any Financing Party or any other Person, whether by separate action or proceeding or by joinder.

            (d) SUCCESSION. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided, however, that neither BOCHC nor Pioneer shall, without OPIC's prior written consent, assign or delegate any or all of its interests or obligations hereunder.

            (e) INTEGRATION; AMENDMENTS. This Agreement embodies the entire understanding of the parties hereto, and supersedes all prior negotiations, understandings and agreements (including, without limitation, the Charter Documents of the Fund) between or among them with respect to the subject matter hereof. The provisions of this Agreement may be waived, supplemented or amended only by an instrument in writing signed by an Authorized Officer of each of the parties hereto.

            (f) SEVERABILITY. If any provision of this Agreement is prohibited or held to be invalid, illegal or unenforceable in any jurisdiction, the parties hereto agree, to the fullest extent permitted by law, that (i) the validity, legality and enforceability of the other provisions in such jurisdiction shall not be affected or impaired thereby, and (ii) any such prohibition, invalidity, illegality or unenforceability shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

            (g) NO WAIVER.

                  (i) No failure or delay by OPIC or the Fund in exercising any right, power or remedy shall operate as a waiver thereof or otherwise impair any of its rights, powers or remedies. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other legal right. No waiver by OPIC of any such right shall be effective unless given in writing.

                  (ii) The rights and remedies provided for herein are cumulative and are not exclusive of any other rights, powers or remedies provided by law. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other appropriate right or remedy.

                  (iii) The Fund may not waive, forgive, release, delay or otherwise excuse performance by either BOCHC or Pioneer of any of its obligations to the Fund hereunder unless OPIC has given its prior written consent to such waiver, forgiveness, release, delay or other excuse.

            (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

                         [Signatures on following pages]

      IN WITNESS WHEREOF, each of the parties hereto has executed and delivered (or has caused to be executed and delivered on its behalf by its Authorized Officer) this Indemnity Agreement on the date first above written.


                         OVERSEAS PRIVATE INVESTMENT CORPORATION


                         By: /s/ Austin J. Belton
                             --------------------------------------
                              AUSTIN J. BELTON
                         Its: INVESTMENT FUNDS MANAGEMENT
                              OVERSEAS PRIVATE INVESTMENT CORP.
                              -------------------------------------


                         BANC ONE CAPITAL HOLDINGS CORPORATION,
                         an Ohio corporation


                         By:/s/ David R. Meuse
                            ---------------------------------------

                         Its: President
                             --------------------------------------


                         PIONEER REAL ESTATE ADVISORS, INC.,
                         a Delaware corporation


                         By: /s/ Stephen G. Kasnet
                            ---------------------------------------

                         Its: President
                             --------------------------------------


                         THE PIONEER GROUP, INC.,
                         a Delaware corporation


                         By: /s/ Stephen G. Kasnet
                            ---------------------------------------

                         Its: Vice President
                             --------------------------------------

                         PBO PROPERTY FUND, L.L.C.,
                         a Delaware limited liability company

                         By:    PBO Property Capital, L.L.C.,
                                a Delaware limited liability company
                         Its:   Managing Member


                                By: /s/ Stephen G. Kasnet
                                    --------------------------------------

                                Its: President
                                     -------------------------------------


                         PBO PROPERTY CAPITAL, L.L.C.
                         a Delaware limited liability company

                         By:    Pioneer Real Estate Advisors, Inc.,
                                a Delaware corporation
                         Its:   Managing Member


                                By: /s/ Stephen G. Kasnet
                                    --------------------------------------

                                Its: President
                                     -------------------------------------